SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):
                                  APRIL 5, 2004


                              KANSAS CITY SOUTHERN
                --------------------------------------------------
               (Exact name of company as specified in its charter)


          DELAWARE                      1-4717                  44-0663509
----------------------------   ------------------------   ----------------------
(State or other jurisdiction   (Commission file number)        (IRS Employer
      of incorporation)                                   Identification Number)


                427 WEST 12TH STREET, KANSAS CITY, MISSOURI 64105
               ---------------------------------------------------
               (Address of principal executive offices) (Zip Code)


                COMPANY'S TELEPHONE NUMBER, INCLUDING AREA CODE:
                ------------------------------------------------
                                (816) 983 - 1303


                                 NOT APPLICABLE
          ------------------------------------------------------------
          (Former name or former address if changed since last report)

ITEM 5.  OTHER EVENTS

Kansas City Southern ("KCS" or "Company") announced that on April 2, 2004, the Mexican Federal Competition Commission ("FCC") granted an extension of 180 calendar days from the date of notice (April 2, 2004) for its ruling issued on May 19, 2003 granting authority for the sale of Grupo TMM's interest in Grupo TFM ("GTFM") to KCS. See the Press Release attached hereto as Exhibit 99.1 for further information.



ITEM 7.      FINANCIAL STATEMENTS AND EXHIBITS

(c)          Exhibits

             Exhibit No.            Document
             -----------            --------
             (99)                   Additional Exhibits

             99.1 Press Release issued by Kansas City Southern dated April 5, 2004 entitled, "Mexican Competition Commission Grants KCS Extension Of Ruling Authorizing Proposed NAFTA Rail Transaction," is attached hereto as Exhibit 99.1

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           Kansas City Southern


Date: April 5, 2004                      By:    /s/ Mark W. Osterberg
                                            ------------------------------------
                                               Vice President and Comptroller
                                               (Principal Accounting Officer)